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                                 EXHIBIT 10.2

                        LINE OF CREDIT PROMISSORY NOTE
                          IN THE AMOUNT OF $500,000
                      HAVING GBC BANCORP, INC. AS MAKER
                                     AND
                    GWINNETT BANKING COMPANY JOINT VENTURE
                                  AS HOLDER


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                                 LINE OF CREDIT
                                 PROMISSORY NOTE

                                                               ________, Georgia
$500,000.00                                                        July 17, 1996


                  FOR VALUE RECEIVED, the undersigned promises to pay GWINNETT BANKING COMPANY JOINT VENTURE, up to the aggregate principal sum of FIVE HUNDRED THOUSAND AND NO/100 ($500,000.00) DOLLARS, with interest on the unpaid principal balance from the date of this Note, until paid, at the rate specified hereinafter. The principal and interest shall be payable at, or such other place as the holder hereof may designate in writing until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on July 17, 1997.

                  The initial interest rate shall be 9.25% per annum, which initial rate will fluctuate automatically with the Prime Rate of Columbus Bank and Trust Company at a level of 1.0 percentage point above such Prime Rate. Interest shall be paid periodically on the last day of each calendar month until this Note is paid in full.

                  If any installment under this Note remains past due for thirty
(30) days or more, the outstanding principal balance of this Note shall bear interest during the period in which the undersigned is in default at a rate equal to 1.0% above the per annum interest rate being charged under this Note at such time, or, if such increased rate of interest may not be collected from the undersigned under applicable law, then at the maximum increased rate of interest, if any, which may be collected from the undersigned under applicable law.

                  The indebtedness evidenced by this Note may be prepaid at any time and from time to time before maturity, in whole or in part, without penalty. Prepayments shall be applied against the outstanding principal balance of this Note and shall not extend or postpone the due date of any monthly interest payments unless the holder hereof shall agree otherwise in writing. The holder hereof may require that any partial prepayments be made on the date monthly interest payments are due.

                  If any payment under this Note is not paid when due, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof. The holder hereof may exercise this option to accelerate during any default by the undersigned regardless of any prior forbearance. In the event of any default in the payment of this Note, and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, the undersigned shall pay the holder hereof all expenses and costs, including, but not limited to, reasonable attorney's fees.

                  From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein, without giving notice to or obtaining the


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consent of the undersigned, the successors or assigns of the undersigned, and without liability on the part of the holder hereof, the holder hereof may, at the option of the holder hereof, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given heretofore, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or term of this Note or change the amount of the monthly interest payments payable hereunder. No one or more of such actions shall constitute a novation.

                  Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof.

                  This Note shall be governed by the law of the State of Georgia.

                  WITNESS the hand and corporate seal of the undersigned.


                                GBC BANCORP, INC.


                                By:_______________________________________(SEAL)
                                   John T. Hopkins III, Executive Vice President


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